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                                                                      Exhibit 7

                                    AGREEMENT

      THIS AGREEMENT dated as of the ___ day of July, 2000 is by and among RONALD WILHEIM ("Wilheim"), an individual whose principal address is, STEVEN ROSEDALE ("Rosedale"), an individual whose address is 4700 Ashwood Drive Cincinnati, OH 45237, AMERICAN RISK MANAGEMENT CORP. ("American Risk"), a Florida corporation whose principal place of business is located at 4700 Ashwood Drive Cincinnati, OH 45237, CONNIE STEINMETZ ("Steinmetz"), an individual whose address is 133 Timberline Drive, Franklin, Tennessee 37069, YUCATAN HOLDING COMPANY ("Yucatan"), a Florida corporation whose principal place of business is 3003 Keller Bend Road, Knoxville, Tennessee 37922, ARIZONA DEVELOPMENT CORPORATION ("Arizona"), a Florida corporation whose principal place of business is 3003 Keller Bend Road, Knoxville, Tennessee 37922 and ATLAS PEARLMAN, P.A. (the "Escrow Agent"), a Florida professional association whose principal place of business is located at 350 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301. Steinmetz, Yucatan, Strategic and Arizona are hereinafter collectively referred to as the "Consultants and Lenders."

      WHEREAS, Rosedale is an officer, director and principal shareholder of American Risk.

      WHEREAS, Wilheim is an officer, director and principal shareholder of American Risk.

      WHEREAS, Wilheim and Rosedale and American Risk are entering into an agreement with various investors the result of which will be a change of control of American Risk (the "Transaction").

      WHEREAS, following the closing of the Transaction, Rosedale will be the beneficial and record owner of 120,000 shares of American Risk's common stock, which such shares were acquired by Rosedale from American Risk in September 1998 (the "Rosedale Shares").

      WHEREAS, following the closing of the Transaction, Wilheim will be the beneficial and record owner of 80,000 shares of American Risk's common stock, which such shares were acquired by Wilheim from American Risk in September 1998 (the Wilheim Shares").

      WHEREAS, upon the closing of the Transaction, Rosedale will resign as an officer and director of American Risk, and his ownership interest in American Risk will be less than five percent (5%) of the issued and outstanding common stock, accordingly he will no longer be an "affiliate" of American Risk and will
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be entitled to begin selling his shares pursuant to Rule 144 of the Securities
Act of 1933, as amended (the "Securities Act").

      WHEREAS, American Risk and Steinmetz are parties to that certain Financial Consulting Agreement dated November 2, 1998 (the "Steinmetz Agreement"), a copy of which is attached hereto as Exhibit B and incorporated herein by such reference.

      WHEREAS, American Risk and Strategic are parties to that certain Financial Consulting Agreement dated November 9, 1998 (the "Strategic Agreement"), a copy of which is attached hereto as Exhibit C and incorporated herein by such reference.

      WHEREAS, American Risk owes Yucatan an aggregate of $175,000 (the "Yucatan Debt") and it owes Arizona an aggregate of $250,000 (the "Arizona Debt").

      WHEREAS, as a condition precedent to the Transaction, American Risk has requested that Steinmetz terminate the Steinmetz Agreement.

      WHEREAS, in order to induce Steinmetz to agree to such termination, Rosedale and Wilheim have agreed to enter into this Agreement.

      WHEREAS, Rosedale and Wilheim's agreements to enter into this Agreement and to fulfil the terms and conditions hereof is the sole basis for Steinmetz's agreement to terminate the Steinmetz Agreement.

      WHEREAS, as a condition precedent to the Transaction, American Risk has requested that Strategic terminate the Strategic Agreement.

      WHEREAS, in order to induce Strategic to agree to such termination, Rosedale and Wilheim have agreed to enter into this Agreement.

      WHEREAS, Rosedale and Wilheim's agreements to enter into this Agreement and to fulfil the terms and conditions hereof is the sole basis for Strategic's agreement to terminate the Strategic Agreement.

      WHEREAS, as a condition precedent to the Transaction, American Risk has requested that Yucatan forgive the Yucatan Debt.

      WHEREAS, in order to induce Yacatan to agree to such forgiveness, Rosedale and Wilheim agreed to enter into this Agreement.

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      WHEREAS, Rosedale and Wilheim's agreements to enter into this Agreement and to fulfil the terms and conditions hereof is the sole basis for Yucatan's agreement to forgive the Yucatan Debt.

      WHEREAS, as a condition precedent to the Transaction, American Risk has requested that Arizona forgive the Arizona Debt.

      WHEREAS, in order to induce Arizona to agree to such forgiveness, Rosedale and Wilheim have agreed to enter into this Agreement.

      WHEREAS, Rosedale and Wilheim's agreements to enter into this Agreement and to fulfil the terms and conditions hereof is the sole basis for Arizona's agreement to forgive the Arizona Debt.

      NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

         1. RECITALS. The foregoing recitals are true, correct and herein incorporated by reference.

         2. ESTABLISHMENT OF ESCROW ACCOUNT. Upon the execution of this Agreement, the parties hereto shall establish an interest bearing escrow account at the office of the Escrow Agent (the "Escrow Account").

         3. DEPOSITS INTO THE ESCROW ACCOUNT.

         (a) Upon the establishment of the Escrow Account, Rosedale shall deliver to the Escrow Agent for deposit into the Escrow Account the original stock certificate representing the Rosedale Shares together with a medallion guaranteed stock power and Wilheim shall deliver to the Escrow Agent for deposit into the Escrow Account the original stock certificate representing the Wilheim Shares together with a medallion guaranteed stock power. Hereinafter, the Rosedale Shares and the Wilheim Shares are collectively referred to as the "Shares."

         (b) During the period commencing on the date of this Agreement and ending upon the deposit of the Shares into the Wien Account (as hereinafter defined), none of the amounts deposited in the Escrow Account shall become the property of the Consultants and Lenders or any other person or entity, except as may be expressly provided herein, and the Escrow Agent shall not make any disbursements from the Escrow Account except as expressly provided

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herein, or pursuant to any lawful order issued to the Escrow Agent by a tribunal of competent jurisdiction.

      4.  SALE OF THE SHARES.

(a) Prior to the expiration of ninety (90) days from the closing date of the Transaction, Rosedale and Wilhein shall establish a brokerage account (the "Wien Account") with Wien Securities Corp. ("Wien"), an NASD member firm located at 525 Washington Boulevard, Jersey City, NJ 07310. Concurrent with the establishment of the Wien Account, Rosedale and Wilheim shall deposit with Wein irrevocable instructions that fifty percent (50%) of all proceeds received by them from the sale of the Shares shall be immediately wire transferred to the Consultants and Lenders upon their credit to the Wien Account on the following pro-rata basis:

                                                       % OF PROCEEDS
            Steinmetz                                       ____%
            Strategic                                       ____%
            Yucatan                                         ____%
            Arizona                                         ____%

         (b) On the ninety-first (91) day following the closing date of the Transaction, the Escrow Agent shall deliver to Wein the certificates representing the Shares together with a medallion guaranteed stock power for deposit into the Wein Account.

(c) No later than the ninety-first (91) day following the closing date of the Transaction, each of Rosedale and Wilheim shall (i) file a Form 144 with the Securities and Exchange Commission covering the sale of the Shares, (ii) execute and deliver to Wien such additional documents as Wien deems necessary to effectuate the sale of the Shares, and (iii) cause American Risk's counsel to deliver an opinion in form and substance reasonably satisfactory to Wein covering the sale of the Shares pursuant to Rule 144 of the Securities Act. Rosedale and Wilheim shall immediately deliver copies of such documents to the Consultants and Lenders. In the event the Shares are not sold during the period covered by the Form 144, each of Rosedale and Wilheim shall continue to deliver documents, to file such Forms 144 and to cause American Risk's counsel to deliver such opinions as are necessary in the Consultants and Lenders' sole discretion to permit the continued liquidation of the Shares until such time as all such shares shall have been sold. All sales of the Shares must be made in ordinary brokers transactions as that term is defined in Section 4 of the Securities Act.

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         (d) Within three (3) business days from deposit of the Shares into the
Wein Account, Rosedale and Wilheim will deliver to each of the Consultants and Lenders a copy of an account statement evidencing such deposit.

         (e) Within one (1) business day from the date of the sale(s) of the Shares, Rosedale and Wilheim shall cause Wien to deliver to by facsimile a copy of the original trade confirmation evidencing such sale(s), which such trade confirmation shall report the number of shares sold, the sales price, the sales commission and the date of the sale.

         (f) Until such time as all 200,000 Shares shall have been sold pursuant to the terms of this Agreement, such shares shall remain on deposit in the Wien Account and neither Rosedale nor Wilheim will transfer such shares to any third party or to any other account over which they shall have control or otherwise obtain physical delivery of the certificate(s) representing the Shares. Likewise, neither Rosedale nor Wilheim shall neither engage in, or participate in any manner with any third parties in engaging in, any short sales of the common stock of American Risk during the period of time that the Shares are being liquidated.

      5.   TERMINATION AND FORGIVENESS.

         (a) Upon the execution of this Agreement, American Risk and Steinmetz agree that the Steinmetz Agreement shall be terminated. Steinmetz shall execute and deliver such additional documents as may be reasonably requested by American Risk evidencing such termination and shall deliver to American Risk for cancellation an aggregate of 145,000 shares of American Risk's common stock previously tendered to it pursuant to the terms of the Steinmetz Agreement.

         (b) Upon the execution of this Agreement, American Risk and Strategic agree that the Strategic Agreement shall be terminated. Strategic shall execute and deliver such additional documents as may be reasonably requested by American Risk evidencing such termination and shall deliver to American Risk for cancellation an aggregate of 250,000 shares of American Risk's common stock previously tendered to it pursuant to the terms of the Strategic Agreement.

         (c) Upon execution of this Agreement, Yucatan shall forgive the Yucatan Debt and it shall execute and deliver such additional documents as may be reasonably requested by American Risk evidencing such forgiveness.


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         (d) Upon execution of this Agreement, Arizona shall forgive the Arizona
Debt and it shall execute and deliver such additional documents as may be reasonably requested by American Risk evidencing such forgiveness.

      6.   REPRESENTATIONS AND WARRANTIES.

         (a) Rosedale hereby individually, and not jointly and severally, represents and warrants to each of the Consultants and Lenders:

                  (i) he is the beneficial owner of the Rosedale Shares, and that such shares are not subject to any options, warrants, pre-emptive rights, puts, calls, pledges, assignments or hypothecations.

                  (ii) that he has the full right, power and capacity to execute and deliver this Agreement and perform his obligations hereunder; that the execution and delivery of this Agreement and the performance by him of his obligations pursuant to this Agreement do not constitute a breach of or a default under any agreement or instrument to which Rosedale is a party or by which he or any of his assets are bound; and that this Agreement, upon execution and delivery of the same by Rosedale, will represent the valid and binding obligation of Rosedale enforceable in accordance with its terms. The representations and warranties set forth herein shall survive the termination of this Agreement.

                  (iii) that he acknowledges that any threatened or actual breach by Rosedale of the terms, representations, warranties and covenants contained herein would result in continuing and irreparable damage to the Consultants and Lenders and that monetary damages would not adequately compensate them for any such breach. In the event of any actual or threatened breach, the Consultants and Lenders shall be entitled to any and all legal and/or equitable remedies, including preliminary and permanent injunctive relief, and may, in addition to any or all forms of relief, recover from Rosedale all costs and attorney's fees should they prevail in a court of competent jurisdiction in enforcing its rights under this Agreement.

         (b) Wilheim hereby individually, and not jointly and severally, represents and warrants to each of the Consultants and Lenders:

                  (i) he is the beneficial owner of the Wilheim Shares, and that such shares are not subject to any options, warrants, pre-emptive rights, puts, calls, pledges, assignments or hypothecations.

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                  (ii) that he has the full right, power and capacity to execute and deliver this Agreement and perform his obligations hereunder; that the execution and delivery of this Agreement and the performance by him of his obligations pursuant to this Agreement do not constitute a breach of or a default under any agreement or instrument to which Wilheim is a party or by which he or any of his assets are bound; and that this Agreement, upon execution and delivery of the same by Wilheim, will represent the valid and binding obligation of Wilheim enforceable in accordance with its terms. The representations and warranties set forth herein shall survive the termination of this Agreement.

                  (iii) That he acknowledges that any threatened or actual breach by Wilheim of the terms, representations, warranties and convenants contained herein would result in continuing and irreparable damage to the Consultants and Lenders and that monetary damages would not adequately compensate them for any such breach. In the event of any actual or threatened breach, the Consultants and Lenders shall be entitled to any and all legal and/or equitable remedies, including preliminary and permanent injunctive relief, and may, in addition to any or all forms of relief, recover from Wilheim all costs and attorney's fees should they prevail in a court of competent jurisdiction in enforcing its rights under this Agreement.

         7. RIGHTS, DUTIES AND RESPONSIBILITIES OF THE ESCROW AGENT. It is understood and agreed that the Escrow Agent is an agent of the Consultants and Lenders and that the duties of the Escrow Agent are purely ministerial in nature. It is further agreed that:

         (a) Upon the disbursement of the Shares to Wein pursuant to the provisions of subsection (b) of Section 4 hereof, the Escrow Agent will have no further responsibilities with respect to the Shares or under this Agreement.

         (b) In consideration of its acceptance of the appointment as the Escrow Agent, each of the Consultants and Lenders, Rosedale, Wilheim and American Risk jointly and severally agree to indemnify and hold the Escrow Agent harmless as to any liability incurred by it to any person, firm or corporation by reason of the Escrow Agent's having accepted the same or in carrying out any of the terms hereof in accordance with such terms. Each party hereto agrees that the Escrow Agent shall not be liable to either of them for any actions taken by the Escrow Agent pursuant to the terms hereof except for actual damages incurred for acts of gross negligence, fraud or willful misconduct by the Escrow Agent.

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         (c) Notwithstanding anything to the contrary contained in this
Agreement, the Escrow Agent shall in no case or event be liable for the failure of any of the conditions of this Agreement or for any other reason except for its own gross negligence, fraud or willful misconduct, and the Escrow Agent shall not be liable or responsible for its failure to ascertain the terms or conditions, or to comply with any of the provisions of any agreement, contract or other document filed herewith or referred to herein other than this Agreement.

         (d) If any controversy should arise among the parties hereto or with, between or among any third person(s) with respect to the subject matter of this Agreement, or its terms or conditions, the Escrow Agent shall not be required to determine the same or take any action in the matter (unless any such controversy alleges the gross negligence, fraud or willful misconduct of the Escrow Agent), but rather, the Escrow Agent may await the settlement of any such controversy by a court of competent jurisdiction or otherwise among the parties.

         (e) The Escrow Agent's duties hereunder are only such as are herein specifically provided, and as provided by applicable laws, are purely ministerial in nature and the Escrow Agent is not charged with knowledge of any duties or responsibilities in connection with any other document or agreement.

         (f) The Escrow Agent shall not be required to institute legal proceedings of any kind. The Escrow Agent shall have no responsibility for the genuineness or validity of any document or other item deposited with it, and the Escrow Agent shall be fully protected in acting in accordance with any notice or written instruction given to it hereunder and reasonably believed by it to have been signed or given by the proper party. If in doubt as to its duties and responsibilities hereunder, the Escrow Agent may consult with counsel of its choice and shall be protected in any action taken or omitted in reliance upon the advice or opinion of such counsel; provided, however, the Escrow Agent shall have advised the Consultants and lenders, Rosedale, Wilheim and American Risk as to such advice or opinion.

         (g) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys. Nothing in this Agreement shall be deemed to impose upon the Escrow Agent and duty to qualify to do business or to act as fiduciary or otherwise in any jurisdiction other than the State of Florida.

         (h) The Escrow Agent may resign on 10 days prior written notice to the Consultants and Lenders, Rosedale, Wilheim and American Risk; provided,

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however, that such resignation shall not be effective unless and until a new escrow agent shall be appointed hereunder. In the case of the Escrow Agents resignation, Consultants and Lenders, Rosedale, Wilheim and American Risk shall appoint a new escrow agent and the retiring Escrow Agent's only duty, until a successor escrow agent shall have been appointed and shall have accepted the appointment, shall be to hold and disburse the Shares in accordance with the provisions contained in this Agreement. Upon direction from Consultants and Lenders, Rosedale, Wilheim and American Risk, the Escrow Agent shall transfer the entire Escrow Account to the successor escrow agent appointed by it and shall be discharged from all duties and responsibilities hereunder as to any events that shall occur thereafter.

         (i) In the event that any litigation is brought against the Escrow Agent by any person or corporation with respect to this Agreement, Consultants and Lenders shall reimburse the Escrow Agent for the reasonable fees and expenses of counsel.

         (8) NOTICES. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the day when delivered in person or transmitted by confirmed facsimile transmission or on the third calendar day after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the addresses herein above first mentioned or to such other address as any party hereto shall designate to the other for such purpose in the manner herein set forth.

         (9) ENTIRE AGREEMENT. This Agreement contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

         (10) SEVERABILITY. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

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         (11) CONSTRUCTION AND ENFORCEMENT. This Agreement shall be construed in accordance with the laws of the State of Florida, without and application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, and such legal action results in a final judgement in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgement is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorneys' fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder. Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in Broward County in the State of Florida. The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgement entered by any court in respect thereof brought in Broward County, Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Broward County, Florida, has been brought in an inconvenient forum.

         (12) BINDING NATURE, NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and assigns, and is made solely and specifically for their benefit. No other person shall have any rights, interest, or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third-party beneficiary or otherwise.

         (13) COUNTERPARTS. This Agreement may be executed in any number of counterparts, including facsimile signatures which shall be deemed as original signatures. All executed counterparts shall constitute on Agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          /s/ Steven Rosedale
                                          -----------------------
                                               Steven Rosedale

                                           /s/ Ronald Wilheim
                                           -----------------------
                                                Ronald Wilheim


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                                           /s/ Connie Steinmetz
                                           -------------------------------------
                                                  Connie Steinmetz

                                           Strategic Capital Management, a
                                           Florida corporation


                                           By: /s/ ILLEGIBLE
                                              ----------------------------------
                                                     ________________, President

                                           Yucatan Holding Comany, a
                                           Florida corporation


                                           By:/s/ Jayme Dorrough
                                              ----------------------------------
                                                 Jayme Dorrough, President

                                           Arizona Development Corporation,
                                           A Tennessee corporation


                                           By:
                                              ----------------------------------

                                                     _______________, President


                                           American Risk Management, Inc.,
                                           A Florida corporation


                                           By: /s/ Ronald Wilheim
                                              ----------------------------------
                                                 Ronald Wilheim, President


                                           Atlas Pearlman, P.A., a Florida
                                           Professional association


                                           By:
                                              ----------------------------------

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